SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549


                                  FORM 8-K

                              CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES AND EXCHANGE ACT

             Date of report (Date of earliest event reported):
                       April 26, 2007 (April 20, 2007)


                              SURGILIGHT, INC.
                              ----------------
            (Exact Name of Registrant as Specified in Charter)


       Florida                    24897             35-1990562
       -------                    -----             ----------
   (State or Other             (Commission 	     (IRS Employer
   of Incorporation)	       File Number)        Identification No.)

          2100 N. Alafaya Trail, Suite 600, Orlando, FL 32826
          ---------------------------------------------------
          (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (407) 482-4555
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

1.	Series B Convertible Preferred Stock Purchase Agreement

	On April 20, 2007 (the "Closing Date") the Company entered into a Series B Convertible Preferred Stock Purchase Agreement (the "Purchase Agreement") with GEM SurgiLight Investors LLC ("GEM"), pursuant to which GEM purchased 9,500,000 shares of the Company's Series B Convertible Preferred Stock (the "Series B Preferred Stock") for a price per share of $.05263 (the "Purchase Price") and an aggregate purchase price of $500,000.

	The holders of Series B Preferred Stock shall be entitled to receive, before any dividend shall be declared and paid upon or set aside for any other capital stock, dividends payable in cash or common stock of the Company, at the option of the Company, at a rate equal to fifteen percent (15%) per annum, per share on the Purchase Price. Dividends shall accrue and be cumulative. At such time as the Increasing Amendment (as defined below) is filed, the Series B Preferred Stock is convertible into shares of Common Stock equal to 55% of the issued and outstanding shares of Common Stock of the Company on a fully diluted basis at the time of conversion, after taking into account the shares of Common Stock issuable upon conversion. Notwithstanding the foregoing, the shares of Series B Preferred Stock shall automatically be converted into shares of Common Stock upon the closing of a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of securities for the account of the Corporation to the public for aggregate gross proceeds to the Corporation of a minimum of $20,000,000.

	The Series B Preferred Stock has a liquidation preference of six (6) times the Purchase Price.

	Each share of Series B Preferred Stock votes on a per share basis. Notwithstanding the foregoing, the Company is preparing an information statement on Schedule 14C to be distributed to its shareholders to permit the Company to further amend its Articles of Incorporation to (i) increase the amount of authorized shares of common stock to 300,000,000 and (ii) remove the requirement that shares of Preferred Stock may only vote on a one-for-one basis (the "Increasing Amendment"). At such time as the Increasing Amendment is filed, the shares of Series B Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock issuable upon conversion.

	The consent of the holders of a majority of the Series B Preferred Stock is required for the Company to effectuate certain transactions, including, but not limited to:
 (a)  incurring obligations for indebtedness in excess of $100,000,
 (b)  appoint, hire, remove or change any executive officer of the Company,
 (c) merge, consolidate, liquidate, wind up or dissolve itself or convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of the business, properties or fixed assets of the Corporation, or any subsidiary, or acquire by purchase all or substantially all of the business, properties or fixed assets of, or stock in any business, and
 (d) declare or pay any dividends, return any capital or make any distribution of assets to its stockholders except for a stock split; or redeem or repurchase any outstanding stock or warrants.

	Pursuant to the Purchase Agreement, (i) the Board of Directors (the "Board") of the Company has been reduced to four (4) members in total, two
(2) of whom are to be appointed by GEM, (ii) all of the prior directors of the Company have resigned with the exception of Louis P. Valente and Craig Collins, and (iii) Collete Cozean ("Cozean") and Stuart Michelson ("Michelson") have resigned from their position as CEO/Chairwoman and Chief Financial Officer respectively. The Company and the resigning officers and directors are obligated to execute mutual general releases, provided, however, the releases issued to Cozean and Michelson do not release them from their obligations under the Consulting Agreement and Repayment Agreement as described herein. As described below, GEM has appointed Messrs. Edward Tobin ("Tobin") and Nicholas Pliam ("Pliam") as its designees to the Board. Tobin is a member of GEM SurgiLight Management, LLC, the Managing Member of GEM.

	In connection with the Purchase Agreement, the Company has also entered into a consulting agreement (the "Consulting Agreement") with Cozean whereby she will provide certain consulting services to the Company in organizing, coordinating and administering the operations of the Company, specifically, but not limited to, helping the Company receive the approval of the US Food and Drug Administration for certain of its goods and/or services. The Consulting Agreement is for a period of one year and Cozean is compensated at a rate of $250 per hour. As further consideration, and as required by the Purchase Agreement, on the Closing Date the Company paid Cozean $526,150.72, such amount representing one half of the $1,052,301.43 previously owed to her, and the Company is obligated to pay Cozean the balance in 12 equal monthly installments commencing on June 1, 2007. The obligations owed to Cozean shall continue to be secured by all of the Company's intangible property, including patents, assigned patents, patent licenses and patents pending as disclosed in a UCC financing statement filed on December 17, 2004. Notwithstanding the foregoing, pursuant to the terms of an Intercreditor Agreement dated as of April 20, 2007 (the "Intercreditor Agreement"),
Cozean's security interest has been modified so that it ranks pari passu with the security interest of GEM and Michelson. The Consulting Agreement provides for confidentiality and non-solicitation/non-compete obligations on the part of Cozean.

	The Company and Michelson also entered into a Repayment Agreement (the "Repayment Agreement") whereby the Company is obligated to pay Michelson an aggregate of $178,683 from various loans made by him to the Company and which such obligations, similar to Cozean, are secured by intangible assets of the Company, including patents, assigned patents, patent licenses and patents pending. Pursuant to the Repayment Agreement, on the Closing Date the Company repaid Michelson $89,341.50, representing one half of the $178,683 and the Company is obligated to pay Michelson the balance in 12 equal monthly installments, the first such payment commencing on June 1, 2007. The obligations owed to Michelson continue to be secured by all of the Company's intangible property, including patents, assigned patents, patent licenses and patents pending as disclosed in a UCC Financing Statement previously filed on December 17, 2004. Notwithstanding the foregoing, similar to the Cozean Agreement, Michelson's security interest has been modified so that it ranks pari passu with the interest of GEM and Michelson pursuant the Intercreditor Agreement. The Repayment Agreement provides for confidentiality obligations on the part of Michelson.

	Pursuant to the Purchase Agreement, the Company, GEM Global Yield Fund, LTD, an affiliate of GEM, ("GEM Global"), Cozean and Michelson have also agreed to discontinue certain litigation between GEM Global on the one hand and the Company, Cozean and Michelson on the other hand, as well as the counterclaim by the Company, on the one hand, and GEM Global on the other hand.

	In connection with the Purchase Agreement, the Company and GEM also entered into a Registration Rights Agreement whereby GEM has the right to require the Company to register the shares of Common Stock issuable upon conversion of the Series B Preferred Stock at the Company's expense.

2.	Secured Line of Credit Loan Agreement

	On the Closing Date the Company and GEM entered into a Secured Line of Credit Loan Agreement (the "Loan Agreement") whereby the Company will have the right to borrow up to $2,5000,000 from GEM (the "Loan"). All loans made by GEM to the Company shall accrue interest on the principal amount at a rate of twelve percent (12%) per annum. In the event of a default under the Loan
Agreement, the interest rate shall increase to seventeen percent (17%).   The
Loan is also evidenced by a Promissory Note dated April 20, 2007 in the aggregate principal amount of $2,500,000 (the "Note"). No payment of principal or interest is due until October 20, 2007, with payments thereafter as determined by the Board of Directors of the Company and GEM, provided that the final payment of all obligations of the Company shall be due no later than April 20, 2012.

 	On the Closing Date, GEM loaned the Company $200,492.22 of the total amount of the Loan and on April 25, 2007 the Company borrowed an additional $136,000. GEM's obligation to loan additional funds to the Company is conditioned on several factors, including, but not limited to, the approval of GEM or the Company not being in default under the Loan Agreement or any other agreement between the Company and GEM and no material adverse changes in the financial condition of the Company.

	The Loan is secured by (i) a blanket lien on all of the assets of the Company as evidenced by a General Security Agreement, (ii) all of the existing and pending trademarks, patents and copyrights owned by the Company pursuant to a Trademark, Patent and Copyright Security Agreement and (iii) a Deposit Accounts Assignment Agreement pertaining to one of the Company's bank accounts (items (i) - (iii) are hereinafter collectively referred to as the "Liens") and (iii) an assignment of its right to the monies in a certain bank account. The Lien is subordinate only to the security interest held by the law firm KMOB for legal fees owed to them by the Company.

	In connection therewith, the Company, GEM, Cozean and Michelson all executed an Intercreditor Agreement whereby GEM, Cozean and Michelson, among other things, agreed to make each of their respective liens pari passu.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF BALANCE SHEET ARRANGEMENT OF A REGISTRANT

	In connection with the Loan Agreement, the Company issued GEM the Note. As described above, (i) on the Closing Date, the Company was issued $200,492.22 of the aggregate Loan amount and (ii) on April 25, 2007 an additional
$136,000 of the aggregate Loan amount. The Loan accrues interest on the principal amount at a rate of twelve percent (12%) per annum. In the event of a default under the Loan Agreement, the interest rate shall increase to seventeen percent (17%). No payment of principal or interest is due until October 20, 2007, with payments thereafter as determined by the Board of Directors of the Company and GEM, provided that the final payment of all obligations of the Company shall be due no later than April 20, 2012. The Company used the proceeds of the Loan and the sale of the Series B Preferred Stock to (i) make the required payments under the Consulting Agreement and Repayment Agreement, (ii) pay for legal fees and expenses incurred in connection with the transactions with GEM, (iii) make a payment in full of an obligation to the Company's former attorneys, and (iv) general working capital.

ITEM 5.01 CHANGE IN CONTROL OF REGISTRANT

	On the Closing Date, the Company issued GEM the 9,500,000 shares of Series B Preferred Stock. At such time as the Increasing Amendment is filed, the Series B Preferred Stock is convertible into shares of Common Stock equal to 55% of the issued and outstanding shares of Common Stock of the Company on a fully diluted basis at the time of conversion, after taking into account the shares of Common Stock issuable upon conversion.

	At described herein, on the Closing Date, the Board was reduced to four (4) members and pursuant to the Purchase Agreement GEM has the right to appoint two (2) such members. GEM has exercised this right by electing Messrs. Tobin and Pliam to the Board. At such time as the shares of Series B Preferred Stock are converted in shares of Common Stock giving GEM 55% of the issued and outstanding shares of Common Stock on a fully diluted basis, GEM may elect additional directors to the Board after distributing information to shareholders of the Company with respect to any new additional directors and following the expiration of any applicable notice period.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION
OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY
ARRANGEMENTS OF CERTAIN OFFICERS

	On the Closing Date, (i) Cozean resigned as Chief Executive Officer/Chairwoman of the Company, (ii) Michelson resigned as Chief Financial Officer of the Company, and (iii) Messrs. Richard Ajayi, Robert Freiberg and Ronald Higgins resigned as members of the Board of Directors of the Company. None of the aforementioned persons advised the Company that he/she had any disagreement with the Company over any policies (accounting or otherwise) of the Company. The Board of Directors of the Company has elected Tobin and Pliam to replace the vacancies on the Board.

	There are no family relationships between Messrs. Toban and Pliam and any of the Company's executive officers or directors and there is no employment agreement between the Company and Messrs. Tobin and Pliam. Further, there are no transactions involving the Company and Mr. Pliam which would be reportable pursuant to Item 404 of Regulation S-B promulgated under the Securities Act of 1933, as amended, however, with regards to Mr. Tobin, he is a member of GEM SurgiLight Management, LLC, the Managing Member of GEM.

	As a result of the appointment of Messrs. Tobin and Pliam, the four (4) directors of the Company are Louis Valente, Craig Collins, both of whom were directors prior to the transactions reported in this Report, and Tobin and Pliam. A brief summary of information of each director is described below:

	Mr. Tobin is a Director of Global Emerging Markets North America, Inc., where he has managed venture capital investing since 1996. Prior to joining GEM, Mr. Tobin was Managing Director of Lincklaen Partners, a private venture capital group. Previously, he had been a portfolio manager with Neuberger and Berman and prior to that Vice President of Nordberg Capital, Inc., an institutional brokerage in New York City. Mr. Tobin received his MBA from the Wharton School, as well as a Master of Science in Engineering and a Bachelor of Science in Economics (cum laude) from the University of Pennsylvania. Mr. Tobin is a member of GEM SurgiLight Management, LLC, the managing member of GEM. Mr. Tobin was previously a director of the Company from 2004 through October 31, 2005.

	Dr. Pliam is a venture partner of Bay City Capital LLC, a venture capital firm focused on investing in medical devices. He is also and independent consultant in the biomedical technology field whereby he consults numerous private and public biotechnology, medical device and pharmaceutical companies. Previously, he was co-founder, President and a Director of Guided Delivery Systems, Inc., a cardiology company developing leading technology for the percutaneous (catheter delivered) treatment of mitral valve regurgitation. Dr. Pliam was also a Managing Director of Aqua Partners LLC, a boutique investment banking and financial advisory firm specializing in life science and biotechnology industries. Dr. Pliam received a Bachelor of Arts in German Literature from the University of California (Berkeley) and a Ph.D. in endocrine physiology from the University of California (San Francisco). He is also a graduate of Dartmouth Medical School.

	Craig Collins, CPA - Craig Collins, CPA, 59, was elected as a Director in March 2006. Mr. Collins earned his Bachelor of Science degree at Fresno State College and became a Certified Public Accountant in 1973. Mr. Collins has served in numerous business, management and financial capacities including Controller, Chief Financial Officer and Executive Vice President in both the private and public sectors. He is currently a member of the management team in a Company involved in turnarounds or dissolutions of financially distress companies and overseas the financial restructuring about 10 such companies a year. Mr. Collins serves on the Company's Audit Committee.

	Louis P. (Dan) Valente. Mr. Valente was appointed as a Director in July 2001 and is Chairman of the compensation committee. Mr. Valente has been the Chief Executive Officer and Chairman of Palamar Medical Technologies,
Inc. (Nasdaq: PMTI) since 1997. Currently, Mr. Valente serves as a director of MKS Instruments, Inc., a publicly held company, and several private companies. From 1968 to 1995, Mr. Valente held numerous positions at Perkin Elmer, Inc. (formerly EG&G, Inc.), a diversified technology company which provides optoelectronic, mechanical and electromechanical components and instruments to manufacturers and end-user customers in varied markets that include aerospace, automotive, transportation, chemical, petrochemical, environmental, industrial, medical, photography, security and other global arenas. In 1968, he began his career at EG&G, Inc. as an Assistant Controller and held executive positions, including Corporate Treasurer, before becoming Senior Vice President of EG&G, Inc., presiding over and negotiating acquisitions, mergers and investments. Mr. Valente is a Certified Public Accountant and a graduate of Bentley College.


ITEM 7.01     RECENT SALES OF UNREGISTERED SECURITIES

	As described in Items 1.01 on April 20, 2007, the Company issued 9,500,000 shares of Series B Preferred Stock. The issuance of the shares of the Series B Preferred Stock were exempt from registration under pursuant to Regulation D promulgated under Section 4(2) of the Securities Act of 1933.

Item 7.  Financial Statements and Exhibits

(b)	Exhibits:

	10.1	Series B Convertible Preferred Stock Purchase Agreement
   	10.2	Registration Rights Agreement
	10.3    Certificate of Amendment creating Series B Preferred Stock
	10.4    Articles of Amendment amending Series B Preferred Stock
	10.5    Consulting Agreement
	10.6    Repayment Agreement
	10.7    Secured Line of Credit Loan Agreement
	10.8    Promissory Note
	10.9    Deposit Accounts Assignment
	10.10  General Security Agreement
	10.11  Trademark, Patent and Copyright Security Agreement
10.12  Intercreditor Agreement
10.13  Resignation Letter of Resigning Officers and Directors.


SIGNATURES

	Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


April 26, 2007				SURGILIGHT, INC.

					By:   /s/ Timothy Shea
					Name:  Timothy Shea
					Title:  President